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                                                                   Exhibit 10(c)
                              AMENDED AND RESTATED
                                 FRONTSTEP, INC.
                     STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

         1.       Purpose. The purpose of this Frontstep, Inc. Stock Option
Plan for Outside Directors (the "Plan") is to secure the benefits which accrue from a program of offering to the Outside Directors of Frontstep, Inc. (the "Company") the opportunity to acquire and increase their proprietary interest in the success of the Company and thereby to attain the objectives of this Plan which are:

                  (a)      to obtain and retain the services of Participants;

                  (b) to encourage and reward efficient and profitable operation; and

                  (c) to promote the development of the business of the Company.

         2. Definitions. Whenever used herein, the following terms shall have the meaning set forth below:

                  (a) "1933 Act" means the Securities Act of 1933, as amended.

                  (b) "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  (c)      "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

                  (e) "Committee" means the committee of the Board, whose membership shall be determined as provided under Section 3 hereof, appointed to administer the Plan.

                  (f) "Common Shares" means the common shares of the Company.

                  (g)      "Company" means Frontstep, Inc.

                  (h) "Director" means a member of the Board of the Company.

                  (i) "Fair Market Value" means the average of the highest and lowest prices quoted for the Common Shares as reported on the Nasdaq National Market System on a particular day, or, if Common Shares were not traded on such date, on the next preceding day on which Common Shares were traded.

                  (j) "For Cause" means on account of any act of (i) fraud or intentional misrepresentation, (ii) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary, (iii) the conviction of a felony or (iv) intentional and repeated violations of written policies of the Company.

                  (k) "Option" means any option to purchase Common Shares under this Plan, all of which options shall be non-qualified stock options under the Code.

                  (l) "Outside Director" shall mean a Director who is not an employee of the Company or any Subsidiary.

                  (m) "Participant" means an individual to whom an Option is granted under this Plan.

                  (n) "Plan" means this Amended and Restated Frontstep, Inc. Stock Option Plan for Outside Directors.



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                  (o)      "Rule 16b-3" means Rule 16b-3 as promulgated and
         interpreted by the SEC under the 1934 Act, or any successor rule or regulation thereto as in effect from time to time.

                  (p) "SEC" means the Securities and Exchange Commission or any successor thereto and includes the staff thereof.

                  (q) "Subsidiary" means any corporation (other than the Company) in an unbroken ownership chain of corporations beginning with the Company if, at the time of the granting of any Options under the Plan, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3.       Administration.

                  (a) Composition of Committee. This Plan shall be administered by a Committee consisting of not less than three (3) Directors of the Company designated from time to time by the Board, provided each member of the Committee shall qualify to administer the Plan as contemplated by Rule 16b-3.

                  (b) Authority of Committee. In addition to the other powers granted to the Committee hereunder, the Committee shall have the authority, subject to the terms of this Plan, to construe and interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the implementation of the Plan and to make all other determinations necessary or advisable for the administration of the Plan. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The Committee may act by a majority of its members at a meeting or by a writing or writings signed by all of its members. Whenever this Plan authorizes or requires the Committee to take any action, make any determination, or form any opinion, then any such action, determination, decision or opinion by or of the Committee shall be conclusively binding upon all persons. Notwithstanding anything else contained in this Plan to the contrary, any action that may be taken by the Committee pursuant to this Plan also may be taken by the Board.

         4. Common Shares Subject to this Plan. The Common Shares subject to Options shall be either authorized and unissued Common Shares or treasury Common Shares of the Company. Subject to the provisions of Section 8 hereof, the aggregate number of Common Shares which may be issued pursuant to the exercise of Options under this Plan shall be 200,000. Except as otherwise provided herein, if an Option shall expire and terminate for any reason, in whole or in part, without being exercised, the number of Common Shares as to which such expired or terminated Option shall not have been exercised may again become available for the grant of Options.

         5.       Grant of Options.

                  (a) Eligibility. Persons eligible for Options under this Plan shall consist of Outside Directors. In selecting the Outside Directors to whom Options will be awarded pursuant to Section 5(b)(i) below and the number of Common Shares subject to such Options, the Committee shall consider the value of their services to the Company and any other factors the Committee may deem relevant.

                  (b) Grant of Options to Outside Directors. (i) Options under this Plan shall automatically be granted to each Outside Director, whether or not he is a member of the Committee, as provided in subsection 5(b)(ii) below and additional options may be granted under this Plan in the discretion of the Committee on terms and conditions not inconsistent with the provisions of this Plan.


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                           (ii) An Option to purchase 20,000 Common Shares shall
         be granted automatically to each Outside Director who is elected or otherwise chosen to serve as an Outside Director, regardless of whether the Outside Director is a member of the Committee. Said Option shall be granted on the second business day after the day such individual is elected or otherwise chosen to serve as an Outside Director.

                           (iii) The foregoing subparagraphs (i) and (ii) notwithstanding, Options shall not be granted to any Outside Director at any time when such grant would result in a violation or possible violation of federal or state securities laws.

         6. Terms and Conditions of Options. Each Option shall be evidenced by an option agreement which shall be in such form as the Committee shall from time to time approve and which shall comply with and be subject to the following terms and conditions:

                  (a) Number of Shares. Each option agreement shall state the number of Common Shares covered by the agreement, as determined by the Committee for discretionary grants of Options pursuant to Section 5(b)(i) or as set forth in Section 5(b)(ii) for automatic grants of Options.

                  (b) Option Price and Method of Payment. The purchase price pursuant to which Common Shares may be purchased under each Option granted hereunder shall be one hundred percent (100%) of the Fair Market Value of the Common Shares subject to such Option on the date the Option is granted. An Option may be exercised by giving to the Company notice in writing (in such form as may from time to time be specified by the Committee) stating the number of Common Shares subject to the Option in respect of which it is being exercised, accompanied by a check or cash in full payment of all Common Shares in respect of which the Option is being exercised. Each such notice of exercise of an Option shall be delivered to the General Counsel of the Company, or if no General Counsel is serving the Company at such time, to the Secretary of the Company. The Company shall have a reasonable time after receipt of any such notice in which to make delivery of share certificates for the Common Shares in respect of which an Option is exercised. Notwithstanding the foregoing, no Option granted hereunder shall be exercisable during the first six months after the date such Option is granted, unless otherwise permitted by the rules pertaining to Section 16 of the 1934 Act. In addition, no Option shall be exercisable prior to the approval of this Plan by the shareholders of the Company.

                  (c) Option Period, General. Options shall be effective on and shall have a term of ten years from the date of grant. Each such Option shall be subject to earlier termination as provided in subsection (d) of this Section 6.

                  (d)      Exercisability of Options.

                           (i) Except as otherwise provided in this subsection (d), any Option is exercisable only by the Participant and is exercisable only while the Participant is a Director.

                           (ii) Except as otherwise set forth herein, each Option shall be exercisable upon grant.

                           (iii) Any Option which is exercisable by its terms at the time the Participant ceases to be a Director must be exercised on or before the earlier of ninety calendar days after the date the Participant ceases to be a Director or the expiration date of such Option, whichever is earlier, after which period such Option shall expire. Notwithstanding the foregoing, if a Participant's status as a Director is terminated For Cause (as herein defined), all Options granted to such Participant shall, to the extent not previously exercised, expire immediately upon such termination.

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                  (e)      Non-transferability. No Option shall be
                  transferable or assignable otherwise than by will or the laws of descent and distribution, and an Option may not be exercised during the lifetime of a Participant except by him or by his legal guardian or representative.

         7. Effective Date. This Plan shall become effective on the date the Plan is first adopted by the Board; effectiveness shall be subject, however, to approval by the shareholders of the Company.

         8.       Adjustment Provisions.

                  (a) The existence of this Plan and the Options granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

                  (b) In the event of any change in capitalization affecting the Common Shares, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Shares, the Committee shall make proportionate adjustments to reflect such change with respect to the aggregate number of Common Shares for which Options in respect thereof may be granted under the Plan, the maximum number of Common Shares covered by each outstanding Option and the price per share in respect of outstanding Options.

                  (c) The Committee also shall make such adjustments in the number of shares covered by, and the price or other value of any outstanding Options in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders.

         9. Restrictions and Compliance with Securities Laws. Anything contained in the Plan or elsewhere to the contrary notwithstanding:

                  (1) No Option shall be exercisable for the purchase of any Common Shares subject thereto except for:

                           (A) Common Shares subject thereto which at the time
                  of such exercise and purchase are registered under the 1933 Act or which, upon the completion of such exercise, would be issued in a transaction exempt from registration under the 1933 Act; and

                           (B) Common Shares subject thereto which at the time
                  of such exercise and purchase are exempt or are the subject matter of an exempt transaction, are registered by description, by coordination, or by qualification, or at such time are the subject matter of a transaction which has been registered by description, all in accordance with Chapter 1707 of the Ohio Revised Code, as amended; and

                           (C) Common Shares subject thereto in respect of which
                  the laws of any state applicable to such exercise and purchase have been satisfied.

                  (2) If Common Shares subject to an Option are sold and transferred upon the exercise thereof to a person who (at the time of such exercise or thereafter) controls, is controlled by or is under common control with the Company, or are sold and transferred in reliance upon an exemption claimed in respect of the 1933 Act, then upon such sale and transfer:

                           (A) Such Common Shares shall not be transferable by
                  the holder thereof, and neither the Company nor its transfer agent or registrar, if any, shall be required to


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                  register or otherwise to give effect to any transfer thereof and may prevent any such transfer, unless the Company shall have received an opinion from its counsel to the effect that any such transfer would not violate the 1933 Act or the applicable laws of any state; and

                           (B) The Company shall cause each share certificate
                  evidencing such Common Shares to bear a legend reflecting applicable restrictions on the transfer thereof and may use the following or any other appropriate legend for that purpose:

                           SHARES EVIDENCED BY THIS CERTIFICATE ARE OWNED BY A PERSON WHO MAY BE DEEMED AN AFFILIATE OF THE COMPANY WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ENCUMBERED OR DISTRIBUTED EXCEPT PURSUANT TO (1) AN EFFECTIVE REGISTRATION STATEMENT REGISTERING THE SHARES UNDER THE ACT OR (2) UNTIL THE COMPANY HAS RECEIVED AN OPINION FROM ITS COUNSEL TO THE EFFECT THAT SUCH TRANSFER DOES NOT VIOLATE THE ACT OR THE APPLICABLE LAWS OF ANY STATE.

                  (3) Nothing contained in the Plan or elsewhere shall be construed to require the Company to take any action whatsoever to make exercisable any Option granted under the Plan or to make transferable any Common Shares issued upon the exercise of any such Option.

                  (4) Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         10. Amendment of the Plan. The Board may from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever except as follows:

                  (1) No revision or amendment may be made to any provision pertaining to the amount, price or timing of Options within six (6) months of any other revision or amendment to such provision, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder; and

                  (2) No revision, amendment, suspension or discontinuation of the Plan shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the 1934 Act for which or with which the Committee deems it necessary or desirable to qualify or comply. No such revision, amendment, suspension or discontinuation shall in any manner affect any grant theretofore made without the consent of the Participant or the transferee of the Plan, unless necessary to comply with applicable law.





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